Exhibit 99

Baird 2021 Global Industrial Conference November 11, 2021

FORWARD LOOKING STATEMENTS AND NON - GAAP DISCLOSURE 1 Certain statements and information included in this discussion constitute “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements include statements that look forward in time or express management’s beliefs, expectations or hopes . In particular, such statements include, without limitation, the statements that we do not know when delivery delays for some of our raw materials will be resolved, the expectation that our working capital requirements will decline and our cash balance will increase, that during the fourth quarter we will continue to support our dealer network with virtual marketing efforts, equitable production allocation and winter boat show support, and the we will almost exclusively ship higher - priced 2022 model year boats during the fourth quarter of 2021 which will enhance efficiency, increase average selling prices and profitability . These risks include risks related to the supply chain disruptions that have affected our ability to obtain certain raw materials and components which have adversely affected our sales and profit margins, and risks that economic conditions, availability of credit and consumer confidence levels may adversely affect our sales . Additional discussion of factors that could cause the actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in Marine Products’ Annual Report on Form 10 - K, filed with the U . S . Securities and Exchange Commission (the “SEC”) for the year ended December 31 , 2020 and the Quarterly Report on Form 10 - Q filed with the SEC for the quarter ended June 30 , 2021 . Marine Products Corporation has used the non - GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in today's earnings release, and anticipates using EBITDA in today's earnings conference call . EBITDA should not be considered in isolation or as a substitute for operating income, net income or other performance measures prepared in accordance with GAAP . Marine Products Corporation uses EBITDA as a measure of operating performance because it allows us to compare performance consistently over various periods without regard to changes in our capital structure . A non - GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1 ) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2 ) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented . Set forth below is a reconciliation of EBITDA with Net Income, the most comparable GAAP measure . This reconciliation also appears on Marine Products Corporation’s investor website, which can be found on the Internet at marineproductscorp . com . It can also be found in Appendix A at the end of this discussion .

CORPORATE MANAGEMENT TEAM PRESENTERS Ben Palmer Chief Financial Officer 20 Years with MPX Jim Landers Vice President - Corporate Services 20 Years with MPX Corporate leadership team is supported by 5 talented managers with deep experience in specialized areas of the marine industry – average tenure of 35+ years with the operating founder still active in the business 2

# MPX AT A GLANCE

***MPX is a leading manufacturer of recreational powerboats, with leading market shares across key brands, poised to continue to grow and expand its franchise***

- ✓ One of the largest manufacturers of fiberglass powerboats in the U.S., with leading market positions across its Chaparral and Robalo brands
- ✓ Brands are oriented toward fast-growing recreational and coastal fishing categories
- ✓ Highly regarded for innovation with products known for performance, features, function and value
- ✓ Products are sold across an established and broad dealer network
- ✓ Disciplined focus on long-term shareholder returns and capital stewardship

## KEY STATS



#1
Outboard Boat Market Share (1)
41
Boat Models
300+
Global Dealer Network
~18%
ROIC Since 2006
~23%
LTM Gross Margin
~12%
LTM Adj. EBITDA Margin

## FINANCIAL SNAPSHOT

*($ in millions)*



Sales
$241
$267
$299
$292
$240
$293
2016
2017
2018
2019
2020
LTM 9/30/2021



EBITDA
$24
$31
$37
$36
$26
$37
2016
2017
2018
2019
2020
LTM 9/30/2021



Sterndrive ~35%
Outboard ~65%
2020 SALES BY PROPULSION (2)



Chaparral ~50%
2020 SALES BY BRAND
Robalo ~50%

(1) Chaparral and Robalo combined hold the #1 market position for outboard boats in their size range.
(2) Excludes jet propulsion sales that are being discontinued, which comprises approximately 1% of sales.

MARINE PRODUCTS CORPORATION

8

# MPX'S EVOLUTION

***MPX has evolved by utilizing its design and manufacturing expertise and dealer network to capture attractive market opportunities***

- **1965** – Chaparral founded in Ft. Lauderdale, FL
- **1969** – Robalo founded
- **1976** – Chaparral moved to Nashville, Georgia, obtaining additional manufacturing space and access to a trained workforce
- **1986** – MPX acquires Chaparral
- **1993** – Sunesta deck boat introduced
- **2000** – Premium SSi sport boat line introduced
- **2001** – MPX acquires Robalo
- **2007** – SSX luxury sport boat introduced
- **2012** – H2O sport boat introduced
- **2015** – SunCoast outboard sport decks introduced
- **2018** – Chaparral Surf Series introduced
- **2019** – Chaparral introduced the OSX luxury outboard sportboat

## DEMONSTRATED ABILITY TO EVOLVE WITH CONSUMER PREFERENCES


Sterndrive
~95%
Outboard
~5%
2010
SALES BY
PROPULSION


Sterndrive
~35%
Outboard
~65%
2020
SALES BY
PROPULSION (1)

***MPX has evolved with the market into faster growing, premium outboard categories***

(1) Excludes jet propulsion sales that are being discontinued, which comprises approximately 1% of sales.

MARINE PRODUCTS CORPORATION
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# INVESTMENT HIGHLIGHTS



1 **Powerful Brand Heritage and Market Leadership**
55+ year heritage fostering brand awareness for manufacturing high-quality powerboats
Combination of Chaparral's and Robalo's outboards holds the #1 market position for outboard boats in their size range

2 **Favorable Market Trends**
Generational step-change in participation and increase of new entrants in recreational boating
Increased demand for fishing (#2 most popular outdoor outing) and other watersport activities

3 **Recognized Industry Innovator**
Consistent investment in R&D with track record of breakthrough designs
Strong competence to leverage existing designs and innovate across the platform

4 **Broad Dealer Network**
300+ dealers globally, including many of the largest and most reputable dealers in top boating regions
Developed long-term partnerships over decades of providing sales and service, inventory management, financial and operational support

5 **Efficient Operations**
Vertical integration (e.g., upholstery, cabinetry, canvas in-house) enables highly controllable cost structure with the ability to enhance quality
Constant adjustment of model mix and production scheduling to maximize throughput and optimize profitability

6 **Attractive Financial Profile**
Demonstrated ability to generate double digit return on invested capital over the long term
Fortress balance sheet with no leverage mitigates financial risk

MARINE PRODUCTS CORPORATION
5

19% 12% 11% 8% Other 34% 5% 5% 5% 4% Other 76% UNDISPUTED MARKET LEADERSHIP POSITION _____________________ Source: SSI data. MPX BRANDS HOLD LEADING MARKET SHARE IN THEIR RESPECTIVE CATEGOR IES 18 - 34 ft Sterndrive 18 - 36 ft Outboard 17% 5% #1 Leadership position in 18 - 36 ft outboards through Robalo brand #2 Leadership position in 18 - 34 ft sterndrives through Chaparral brand Combination of Chaparral’s and Robalo’s Outboards Holds #1 Market Position for Outboard Boats in their Size Range 6

# HIGHLY REGARDED, LONG-TENURED MARINE ENTHUSIAST BRANDS

***MPX's brands are recognized as some of the best on the water***


CHAPARRAL

*"When it comes to fishing boats, it's difficult to beat the brand recognition and reputation enjoyed by Robalo Boats, which has been building solid, value-focused craft for anglers for more than 50 years."*
*- Gary Reich, Soundings (Jan. 2021)*


ROBALO

*"Chaparral Boats has an astounding reputation of being solid boat makers. Like we mentioned before, they have been in the industry for half a century. They deliver on their promise of excellence and have plenty of awards to back up their claim."*
*- FishTale Boats (Dec. 2020)*


CHAPARRAL


CHAPARRAL





## CUSTOMER ENGAGEMENT ACROSS SOCIAL MEDIA PLATFORMS [(1)]

Facebook: **282K+ Followers**

Instagram: **44K+ Followers**

YouTube: **1.7K+ Subscribers**

(1) Consolidated Chaparral and Robalo social media stats as of November 2021.

MARINE PRODUCTS CORPORATION
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BROAD AND GROWING LINE - UP OF FIBERGLASS BOATS 2022 MODEL YEAR 20 Models 21 - 34 ft. Length Range $47k - $470k Price Range 21 Models 18 - 36 ft. Length Range $41k - $580k Price Range SSI Surf OSX Dual Console Center Console Bay Boat Outboard Sport Fishing Boats Sterndrive and Outboard Pleasure Boats 8

# SIGNIFICANT ROOM FOR GROWTH IN THE LARGE AND EXPANDING FIBERGLASS MARKET

## FIBERGLASS MARKET GROWTH...

*(Units in Thousands)*



7%+ CAGR
37.3
41.0
44.0
46.3
49.0
50.9
50.7
58.4
2013
2014
2015
2016
2017
2018
2019
2020

## WHY CUSTOMERS CHOOSE FIBERGLASS BOATS

**Strength / Durability**
Construction maximizes strength with little maintenance required

**Hull Versatility**
Highly versatile designs to take on a wide range of conditions

**Technology / Horsepower**
Higher horsepower allows faster speeds for many water activities

**Demographics**
Highly popular amongst millennials looking for a boat with multiple end uses

Source: SSI data, Recreational Boating & Fishing Foundation.

## ...SUPPORTED BY GROWING FISHING POPULARITY

**~55 Million**
of Americans fish at least once per year

**~13.5 Million**
Youth and adolescents went fishing in 2020

**55%+**
of Americans who tried fishing in 2020 intend to continue the activity in 2021

**40%+**
Increase in first-time fishing participants

**10%+**
Increase in female participation in 2020

***Growing enthusiasm and fan culture around the sport of fishing are driving greater levels of fishing participation, and contributing to the growth in the fiberglass market***

MARINE PRODUCTS CORPORATION
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# STRONG EXCITEMENT ACROSS EXPERIENCED AND NEW BOATERS DRIVING LONG-TERM SECULAR TAILWINDS

## Top Outdoor Activity

*Marine is the second largest outdoor activity*



~60
~50
~45
~45
~40
Running / Jogging
On-Water / Fishing
Biking / Power Sports
Hiking
RV / Camping

Note: Millions of participants.

## Increasing Activity Levels

*Large increase in boating participation across all demographics*

**~85%**

*Of People Are Using Their Boats More*



70
88
96
142+
2008
2012
2016
2020E

## Dramatic Increase in New Entrants

*Growing and diverse base of consumers turning to marine activities*

discover BOATING

**30%+** *First Time Industry-Wide Boat Buyers*

**95%** *Increase YoY in Female Boaters*

**~35%** *Powerboat Retail Sales YoY Growth*

## Increasing Days on Water

*More consumers than ever before are allocating time to on-water activities*

**~80%**

*1st Time Boat Buyers Have Spent More than 40 Days on Water*



~28
~32
~34
~36
~38
~42
2010
2012
2014
2016
2018
2020E

Note: Average annual days spent on water in the U.S. by boaters

## Technology Advancement

*Technology has made boating more enjoyable and easier to navigate*

**7%+**

*2025 Growth CAGR in U.S. Boating Electronics*



Autonomous Docking
Watersport Innovation
Electrification / Power Management
Other Consumer Technologies

## Growth in Boat Rental / Sharing Platform Clubs

*Attracting growing participation and enhanced accessibility to on-water fleets*

**5%**

*2025 Growth CAGR in Boat Rental Market*

boatsetter

Click&Boat

GETMYBOAT

CAREFREE BOAT CLUB

FREEDOM BOAT CLUB

Source: Third-party market research.

MARINE PRODUCTS CORPORATION

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# INNOVATIVE TECHNOLOGY LEADER

***MPX has a track record of being a leading innovator in the recreational boating industry***

## EXTENDED V-PLANE HULL



- Running surface spans the length of the entire boat in contrast to standard sterndrive boats
- Allows for more deck space, better planing performance and a more comfortable ride
- Creates superior stability under low speeds
- Utilized on the Company's Chaparral and Robalo boating lines

## HYDRO LIFT HULL



- Variable dead rise hull design allows for a smooth ride in rough water conditions
- Increases the maximum speed obtainable by a given horsepower and weight of a boat
- Enhances fuel efficiency
- Smooth design supplements cornering agility

## INFINITY POWER STEP



- Located on the boat's stern, Power Step lowers into the water at the touch of a button
- Utilized by passengers to easily board or exit the boat
- Ideal for all age groups and pets
- Creates one of the most accessible boats in the industry

## INNOVATIVE SEATING



- Chaparral's Vista View lounge that can change position from sitting upright to full-length lounging at the touch of a button
- Chaparral's Oasis Lounge features an adjustable back rest and the ability to face forward or the rear
- Ability to fold flat to create a sun pad

**Commitment to Innovation and Service**

CSI

J.D. POWER

***70+***

***Awards for Product Excellence and Customer Service***

NMMA National Marine Manufacturers Association

OTW's BEST FISHING BOAT 2020

MARINE PRODUCTS CORPORATION

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MPX’S DEALER FOOTPRINT 10+ Years Average Dealer Relationship Significant Presence No Presence Highlights Europe Asia Australia Africa (Marine Products) Atlanta, GA (Chaparral) Nashville, GA (Robalo) Nashville, GA  P remier dealer network with 260 domestic and 69 international, independent dealers  Increased dealer network from 192 in 2010 to 329 today, with identified plans to continue expansion in key markets  MPX’s largest dealers are exclusive, allowing them to focus on selling MPX’s products Canada 12

FACILITIES OVERVIEW MPX operates out of five state - of - the - art manufacturing facilities FACILITY SNAPSHOTS  MPX’s facilities include 5 manufacturing plants in Nashville, Georgia  Facilities are utilized to design new models, fabricate hulls, decks and small fiberglass parts, manufacture interiors and assemble and test end products before shipping to dealers Key Metrics ~1.2M Total Square Feet x Engineering / R&D x Manufacturing x Assembly and Final Testing x Warehouse KEY FUNCTIONS 900+ Total Employees 1 2 3 4 13 Warehouse Plant 5 R&D Corporate Office Plant 4 Small Parts Plant 2 Interiors Plant 1 Boats <25ft Truck Shop & Loading Plant 3 Boats >25ft 1 2 2 2 3 4

CLEAR STRATEGIC VISION TO CONTINUE MPX’S LONG - TERM GROWTH MPX has identified several levers to drive continued growth UPGRADE DEALER RELATIONSHIPS ENHANCE MARKETING EXCELLENCE ENHANCE MARGINS THROUGH EFFICIENCIES TARGET ACCRETIVE STRATEGIC ACQUISITIONS x Selectively strengthen the dealer network and expand wallet share x Improve the quality, effectiveness and support of the entire dealer network x Provide an innovative marketing strategy that enhances the customer’s end - to - end experience x Continue the development of high - end marketing and branding x Capitalize on facility and process / operational improvements to drive growth and margin expansion x Drive volume discounts from sourcing partners x Complement existing product categories x Expand geographic presence in currently served and new markets x Strengthen capabilities and brand portfolio 14

CAPITAL STEWARDSHIP TAILORED TOWARDS SHAREHOLDERS _____________________ (1) Defined as net cash provided by operations / average total invested capital. (2) MPX spun - off from RPC in February 2001. 23.9% 15.9% 14.3% (9.8%) 12.1% 3.4% 8.9% 11.5% 10.6% 17.1% 18.9% 38.8% 28.6% 39.8% 32.2% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 RETURN ON INVESTED CAPITAL (1) ~$332 ~$37 ~$59 ~$160 Operating Cash Flow Capital Expenditures Share Repurchases Dividends Paid SELECTED CASH FLOW MEASURES SINCE SPIN - OFF (2) ($ in millions) x ~18% average return on invested capital since inception x Strong ROIC has led to significant cash flow generation x Proven track record of long - term shareholder returns x Over $200M has been returned to shareholders in MPX’s 20 years as a public company x Paid dividends in all but two years of history as public company Investor - Oriented Capital Philosophy 15

WHY INVEST IN MPX Powerful Brand Heritage with Leading Brands in Best Positioned Product Categories Recognized Industry Innovator with Track Record of Premium Product Performance and Innovation Broad Dealer Network Including Some of the Largest and Most Reputable Dealers in Top Boating Regions Efficient Operations Maximize Throughput and Optimize Profitability Superior Investment Metrics and Fortress Balance Sheet with Ample Flexibility for Capital Deployment Favorable Market Trends in a Large and Growing Industry 16

APPENDIX A – NON - GAAP RECONCILIATION 17 LTM ($ 000's) 2016 2017 2018 2019 2020 9/30/2021 Reconciliation of Net Income to EBITDA Net Income $16,745 $19,300 $28,488 $28,239 $19,444 $27,572 Add: Income Tax provision 6,662 10,688 7,167 6,219 5,012 7,273 Depreciation and Amortization 1,382 1,526 1,820 2,090 1,954 1,790 Less: Interest Income 355 229 268 323 95 31 EBITDA $24,434 $31,285 $37,207 $36,225 $26,315 $36,604